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                       Securities and Exchange Commission
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 3, 2002


                         FIREBRAND FINANCIAL GROUP, INC.


             (Exact name of registrant as specified in its charter)


         Delaware                     0-21105               13-3414302
(State or other jurisdiction     (Commission File No.)     (IRS Employer
 of incorporation)                                         Identification No.)

         One State Street Plaza
         New York, New York                                     10004
(Address of principal executive offices)                    (Postal Code)


        Registrant's telephone number, including area code:(212) 208-6500

Explanatory Note: Item 4 of Firebrand Financial Group, Inc.'s ("Registrant") Form 8-K dated December 19, 2001 is hereby amended by this Form 8-K/A to (i) specifically describe in Item 4(a)(i) that the former accountants' termination was due to their dismissal by Registrant, (ii) disclose in Item 4(a)(ii) that the former accountants' report contained an explanatory paragraph, and (iii) extend the period covered by Item 4(a)(iv) to December 19, 2001, the effective date of the former accountants' dismissal.

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Item 4. Changes in Registrant's Certifying Accountant

         (a)      Previous independent accountants

                  (i) On December 19, 2001, Registrant dismissed KPMG LLP, its independent accountants.

                  (ii) The report of KPMG LLP on the 2001 and 2000 financial statements of Registrant contained no adverse opinion, disclaimer of opinion or modification of the opinion except that their report on the 2001 financial statements contains an explanatory paragraph that states that "the Company's operations for fiscal 2001 have consumed substantial amounts of cash and have generated significant net losses which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

                  (iii) Registrant's audit committee of the Board of Directors and Registrant's Board of Directors approved the decision to change independent accountants.

                  (iv) In connection with its audits for the two most recent fiscal years and the subsequent period preceding December 19, 2001, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their report on the financial statements.

                  (v) During the two most recent fiscal years and through December 19, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                  (vi) Registrant requested that KPMG LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

         (b)      New independent accountants

                  Registrant engaged Feldman Sherb & Co. as its new independent accountants as of December 19, 2001. During the two most recent fiscal years and through December 31, 2001, Registrant has not consulted with Feldman Sherb & Co. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's consolidated financial statements, and no written report or oral advice was provided to Registrant that Feldman Sherb & Co. concluded was an important factor considered by Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

                  During the two most recent fiscal years and through December 19, 2001, Registrant has not consulted with KPMG LLP regarding any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of the Regulation S-K or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 7.  Financial Statement and Exhibits

         (c)      Exhibits:

                  16.1     Letter from KPMG LLP dated January 3, 2002.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this first amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIREBRAND FINANCIAL GROUP, INC.


                                            /s/ Peter R. Kent
                                            --------------------------------
                                            Name: Peter R. Kent
                                            Title:   Chief Operating Officer


Date: January 3, 2002